Debt and lines of credit	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Debt and lines of credit
Debt and lines of credit
Short-term borrowings
We maintain a line of credit to support commercial paper borrowings, if any, and to provide additional liquidity through bank loans. As of December 31, 2012, we have a five-year variable-rate revolving credit facility from a consortium of investment-grade banks that allows us to borrow up to $2 billion through March 2017. The interest rate on borrowings under this credit facility, if drawn, is indexed to the applicable London Interbank Offered Rate (LIBOR). As of December 31, 2012, we have no commercial paper outstanding, having repaid $1 billion on a cumulative basis in 2012.

Long-term debt
In August 2012, we issued an aggregate principal amount of $1.5 billion of fixed-rate long-term debt, with $750 million due in 2015 and $750 million due in 2019. The proceeds of the offering were $1.492 billion, net of the original issuance discount. We also incurred $7 million of issuance costs that are included in Other assets and are being amortized to Interest and debt expense over the term of the debt.

In May 2011, we issued fixed- and floating-rate long-term debt to help fund the National acquisition. The proceeds of the offering were $3.497 billion, net of the original issuance discount. We also incurred $12 million of issuance costs that are included in Other assets and are being amortized to Interest and debt expense over the term of the debt.

We also have an interest rate swap agreement related to the $1 billion floating-rate debt due 2013. Under this agreement, we will receive variable payments based on three-month LIBOR rates and pay a fixed rate through May 15, 2013. Changes in the cash flows of the interest rate swap are expected to exactly offset the changes in cash flows attributable to fluctuations in the three-month LIBOR-based interest payments. We have designated this interest rate swap as a cash flow hedge and record changes in its fair value in AOCI. As of December 31, 2012, the fair value of the swap agreement is a $2 million liability. The net effect of this swap is to convert the $1 billion floating-rate debt to a fixed-rate obligation bearing a rate of 0.922 percent.

At the acquisition date, we assumed $1 billion of outstanding National debt with a fair value of $1.105 billion. The excess of the fair value over the stated value is amortized as a reduction of Interest and debt expense over the term of the related debt. In 2012 and 2011, we amortized $26 million and $9 million, respectively. During 2012, we repaid $375 million of this debt.

Total long-term debt outstanding as of December 31, 2012 and 2011 is as follows:

	December 31,
	2012	2011
Notes due 2012 at 6.15% (assumed with National acquisition)	$—	$375
Floating-rate notes due 2013 (swapped to a 0.922% fixed rate)	1,000	1,000
Notes due 2013 at 0.875%	500	500
Notes due 2014 at 1.375%	1,000	1,000
Notes due 2015 at 3.95% (assumed with National acquisition)	250	250
Notes due 2015 at 0.45%	750	—
Notes due 2016 at 2.375%	1,000	1,000
Notes due 2017 at 6.60% (assumed with National acquisition)	375	375
Notes due 2019 at 1.65%	750	—
	5,625	4,500

Add net unamortized premium	61	93
Less current portion of long-term debt	(1,500)	(382)
Total long-term debt	$4,186	$4,211

Interest and debt expense was $85 million in 2012 and $42 million in 2011. This was net of the amortization of the debt premium and other debt issuance costs. Cash payments for interest on long-term debt were $97 million in 2012 and $54 million in 2011. Capitalized interest was not material.